SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12


                            Fedders Corporation
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

 -----------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

 -----------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 -----------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

 -----------------------------------------------------------------------------
(5) Total fee paid:

 -----------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Dated Filed:

                         Fedders Corporation
                         Westgate Corporate Center
                         505 Martinsville Road
                         P.O. Box 813
                         Liberty Corner, NJ 07938
                         Tel: 908-604-8686
                         Legal Fax: 908-604-8576

November 13, 2002


Dear Stockholder:

On or about January 9, 2002 you were mailed a Proxy Statement for the Annual Meeting of Stockholders of Fedders Corporation. One of the proposals for consideration at the Annual Meeting was the recapitalization of the company. Under the proposal, each share of Common Stock would be exchanged for 1.1 shares of New Common Stock and each share of Class A Stock would be exchanged for one share of New Common Stock. The proposal was approved in March 2002, requiring stockholders to exchange their old shares of Common Stock in order to continue receiving dividends. Our records indicate that you have not exchanged your old shares for shares of New Common Stock. In order to receive your shares of New Common Stock and to receive dividends on your stock, you must fill out the enclosed WHITE "Letter of Transmittal" and return it to the Company with your old stock certificate(s).

On or about October 29, 2002, you were also mailed an Offering Circular, the cover letter of which is enclosed, whereby you have the opportunity to exchange your shares of New Common Stock for a new class of Series A Cumulative Preferred Stock. The Exchange Offer is intended to provide an opportunity to stockholders interested in a security that will receive a dividend that is more than double the current dividend on the New Common Stock. You should read the Offering Circular carefully in order to make an informed decision on whether or not to exchange your shares for Preferred Stock. If you would like to exchange your shares for Preferred Stock, you should complete the enclosed BLUE Letter of Transmittal relating to the Exchange Offer and your shares of old Common Stock or Class A Stock will be exchanged for Preferred Stock.

The purpose of this letter is simply to inform you that:

     1.        Whether or not you decide to exchange your shares of New
               Common Stock for Preferred Stock, you will not receive any dividends on the company's stock until you either send in your old certificates with the completed WHITE Letter of Transmittal to receive your New Common Stock as explained above; or

    2. If you do wish to take advantage of the exchange for shares of Preferred Stock, you need only send in your old share certificates and a completed BLUE Letter of Transmittal to receive the shares of Preferred Stock.

We trust that this information will help you to obtain your certificates for shares of New Common Stock or Preferred Stock.

                                                       Sincerely,


                                                       /s/ Kent E. Hansen
                                                       ----------------------
                                                       Kent E. Hansen
                                                       Corporate Secretary

                       [WHITE LETTER OF TRANSMITTAL]

DELIVER BY MAIL TO:                         DELIVER IN PERSON TO:
AMERICAN STOCK TRANSFER                     AMERICAN STOCK TRANSFER
AND TRUST COMPANY                           AND TRUST COMPANY
59 MAIDEN LANE                              59 MAIDEN LANE
NEW YORK, NY 10038                          NEW YORK, NY 10038


                             AMERICAN STOCK TRANSFER
                                AND TRUST COMPANY

                              LETTER OF TRANSMITTAL

Box

Box            Account Number
               Number of Shares                                   CUSIP Number


                         LIST ALL CERTIFICATES SUBMITTED

Certificate Number         Shares         Certificate Number           Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY. SIGN ON THE REVERSE SIDE AND COMPLETE THE W-9 FORM BELOW.

REGISTRATION

IF CERTIFICATES AN/OR CHECKS ARE TO BE ISSUED IN A NAME OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM OR ARE TO BE SENT TO AN ADDRESS OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM, PLEASE CHECK THE BOX AT THE RIGHT AND COMPLETE THE
INFORMATION ON THE REVERSE SIDE OF THIS FORM.                             [ ]

LOST CERTIFICATES

IF YOUR SECURITIES HAVE BEEN EITHER LOST OR DESTROYED, PLEASE GIVE WRITTEN NOTIFICATION TO AMERICAN STOCK TRANSFER AND TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NY 10038, ATTENTION: LOST SECURITIES DEPT.



SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND
CERTIFICATION
(PLEASE REFER TO ACCOMPANYING GUIDELINES)

PART 1 - PLEASE ENTER YOUR               ---------------------------------
SOCIAL SECURITY NUMBER OR       ------->
EMPLOYER IDENTIFICATION NUMBER           ---------------------------------

PART 2 - CERTIFICATION - Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certificate Instructions - You may cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature _________________________
Date      _________________________

PART 3 - CERTIFICATION FOR FOREIGN RECORDS HOLDERS

Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership estate or trust).

Signature _________________________
Date      _________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE ON ANY PAYMENTS MADE TO YOU.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS)

To be completed only if certificate(s) and/or check(s) are to be issued in the name of someone other than the registered holder(s).

Name: ________________________________________________________________________
Address: _____________________________________________________________________

                         Employer Identification or
                          Social Security Number:

                        ----------------------------
                        ----------------------------
SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS)

To be completed only if certificate(s) and/or check(s) are to be mailed to someone other than the registered holder(s), or to such registered holder(s) at an address other than shown on the reserve side of this form.

Name: ________________________________________________________________________
Address: _____________________________________________________________________

                                 SIGN HERE

Signature(s) of
Stockholder(s) _______________________________________________________________
               _______________________________________________________________

Dated: ____________________

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information and see instructions.

Name(s)_______________________________________________________________________

Capacity (full title) ________________________________________________________

Address_______________________________________________________________________

Area Code and Telephone No____________________________________________________


                         GUARANTEE OF SIGNATURE(S)
                            (SEE INSTRUCTIONS)

Name of Firm__________________________________________________________________

Address_______________________________________________________________________

Authorized Signature__________________________________________________________

Name__________________________________________________________________________

Area code and Telephone No____________________________________________________

                    INSTRUCTIONS FOR LETTER OF TRANSMITTAL

     1. Guarantee of Signatures. Signatures on all Letters of Transmittal must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP (an "Eligible Institution"). except in cases where securities are surrendered (i) by a registered holder of the securities who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 4.

     2. Delivery of Letter of Transmittal and Certificates. The Letter of Transmittal, properly completed and duly executed, together with the certificate(s) for the securities described should be delivered to the address set forth below. A return envelope addressed to American Stock Transfer & Trust Company ("AST") is enclosed for convenience.

THE METHOD OF DELIVERY OF CERTIFICATE (S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE OWNER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY, BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUEST.

     3. Inadequate Space. If the space provided on the Letter of Transmittal is inadequate, the certificate numbers and the number of securities should be listed on a separate schedule to be attached thereto.

     4. Signatures of Letter of Transmittal, Stock Powers and Endorsements. When the Letter of Transmittal is signed by the registered owner(s) of the certificate(s) listed and surrendered thereby, no endorsements of certificates or separate stock powers are required.

     If the certificate(s) surrendered is (are) owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

     If any surrendered certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If the Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If the Letter of Transmittal or any certificate or stock power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence, satisfactory to HST, of their authority to do so must be submitted.

     5. Stock Transfer Taxes. If payment for securities is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in the Letter of Transmittal.

     6. Special Issuance and Delivery Instructions. Indicate the name and address to which payment for the securities is to be sent if different from the name and address of the person(s) signing the Letter of Transmittal.

     7. Substitute Form W-9. Enter your social security or taxpayer identification number, complete, sign and date the Substitute W-9 certification.

     8. Additional Copies. Additional copies of the Letter of Transmittal may be obtained from AST at the address listed below.

     9. Lost, Stolen or Destroyed Certificates. Any securityholder who has lost certificates should make arrangements (which may include the posting of a bond or other satisfactory indemnification and an affidavit of loss) to replace lost certificates. Such arrangements should be made with AST.

     All questions as to the validity, form and eligibility of any surrender of certificates will be determined by AST and the Issuer and such determination shall be final and binding. AST and the Issuer reserve the right to waive any irregularities or defects in the surrender of any certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

(Double Underline)

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY
                                59 MAIDEN LANE
                           NEW YORK, NEW YORK 10038
                                (718) 921-8200

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    Page 2

Obtaining a Number

If you don't have a taxpayer Identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for business and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding all payments include the following:

o        A corporation.

o        A financial institution.

o An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

o        The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.

o An international organization or any agency, or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S., or a possession of the U.S.

o        A real estate investment trust.

o A common trust fund operated by a bank under section 584(a) of the Code.

o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.

o An entity registered at all times under the Investment Company Act of 1940.

o        A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under section 1441 of the Code.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o        Payments made by certain foreign organizations.

o        Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the Payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt interest dividends under section 852 of the Code).

o Payments described in section 6049(b)(5) of the Code to nonresident aliens.

o        Payments on tax-free covenant bonds under section 1451 of the Code.

o        Payments made by certain foreign organizations.

o        Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6045, and 6050A and 6050N of the Code and the regulations promulgated therein.

Privacy Act Notice. -- Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. -Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


_____________________________________________________         _________________________________________________________
                               Give the                                                              Give the
For this type of account:      SOCIAL SECURITY                For this type of account:              SOCIAL SECURITY
                               Number of _____                                                       Number of _____
____________________________________________________          _________________________________________________________
1.   An individual's account   The individual                 9.  A valid trust, estate             The legal entity (Do
2.   Two or more individuals   The actual owner of                or pension trust                  not furnish the
     (joint account)           the account, or, if                                                  identifying number of
                               combined funds, any                                                  the personal
                               one of the                                                           representative or
                               individuals(1)                                                       trustee unless the legal
3.   Husband and wife (joint   The actual owner of                                                  entity itself is not
     account                   the account or, if joint                                             designated in the
                               funds, either person(1)                                              account title.)(5)
4.   Custodian account of a    The minor(2)                   10. Corporate account                 The corporation
     minor (Uniform Gift to                                   11. Religious, charitable, or         The organization
     Minors Act)                                                  educational organization
5.   Adult and minor (joint    The adult or, if the               account.
     Account)                  minor is the only              12. Partnership account held in       The partnership
                               contributor, the                   the name of the business
                               minor(1)                       13. Association, club or other        The organization
6.   Account in the name of    The ward, minor, or                tax-exempt organization
     guardian or committee     incompetent person(3)          14. A broker or register              The broker or nominee
     for a designated ward,                                       nominee
     minor, or incompetent
     person                                                   15. Account with the                  The public entity
7.   a. The usual revocable    The grantor-trustee(1)             Department of Agriculture
        savings trust account                                     in the name of a public
        (grantor is also                                          entity (such as a State or
        trustee)                                                  local government, school
     b. So-called trust        The actual owner(1)                district, or prison) that
        account  that is                                          receives agricultural
        not a legal or                                            program payments
        valid trust under
        State law
8.   Sole proprietorship
     account                   The owner(4)

____________________________________________________          _________________________________________________________

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3)  Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5)  List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


                  [COVER LETTER TO THE OFFERING CIRCULAR]

                            FEDDERS CORPORATION

                              October 29, 2002

Dear Fellow Stockholder:

         Fedders has announced an offer to exchange a new class of Series A Cumulative Preferred Stock for each share of Common Stock you hold. Our offer to you is intended to provide an opportunity to stockholders interested in a security that will receive a dividend that is more than double the current dividend on the Common Stock you hold. Based on the closing price of the Common Stock of $2.47 on October 2, 2002, the date the Exchange Offer was announced, this increased dividend would provide a 12.2% yield compared to a 4.9% yield on the Common Stock.

         The Series A Cumulative Preferred Stock has different characteristics from the Common Stock, including the following: (i) the annual dividend on the Series A Preferred Stock of $2.15 equates to approximately $0.30 per share of Common Stock, based upon the exchange rate in the Exchange Offer, while the current annual dividend on the Common Stock is $0.12 per share, (ii) dividends on the Series A Cumulative Preferred Stock accumulate if not declared, while dividends on the Common Stock do not and, (iii) the Series A Cumulative Preferred Stock has a liquidation preference of $25.00 per share plus the amount of any accrued an unpaid dividends, while the total market value of the number of shares of Common Stock necessary to exchange for one share of Series A Preferred Stock (based on the price of a share of Common Stock of $2.57 on October 2, 2002, the date the Exchange Offer was announced) is approximately $17.64.

         The Exchange Offer is voluntary on your part. There is no requirement that you deliver your shares of Common Stock for exchange, but we encourage you to review the Offering Circular covering the Exchange Offer, which is being delivered to you, and either complete the Letter of Transmittal in accordance with its instructions or consult with your broker about the best method for you to tender your shares of Common Stock for exchange. If you do not tender your Common Stock in the Exchange Offer, you will continue to hold these shares and your ability to transfer those shares will not be affected.

         Georgeson Shareholder Communications, Inc. is serving as our "Information Agent" in connection with the Exchange Offer. Questions or requests for assistance or additional copies of the Offering Circular, the Letter of Transmittal or other material may be directed to our Information Agent at the following address:

                 Georgeson Shareholder Communications, Inc.
                 17 State Street
                 10th Floor
                 New York, NY 10004


         You may also call our Information Agent at (866) 835-2930, which is the toll-free number dedicated to our Exchange Offer.

         We appreciate your past support and are pleased to continue to have you as a stockholder regardless of which class of security you wish to hold. Thank you for your consideration.


                                          Sincerely,
                                          /s/ SAL GIORDANO, JR.
                                          ------------------------------------
                                          Sal Giordano, Jr.
                                          Chairman and Chief Executive Officer

                        [BLUE LETTER OF TRANSMITTAL]
                            LETTER OF TRANSMITTAL

                             FEDDERS CORPORATION


                              Offer to Exchange
                          up to 2,100,000 shares of
                     Series A Cumulative Preferred Stock
         pursuant to the Offering Circular, dated October 29, 2002, for up to
                      15,000,000 shares of Common Stock



    The Exchange Offer will expire at 5:00 p.m., New York City time, on
         November 27, 2002, unless extended or earlier terminated.
           Tenders may be withdrawn prior to 5:00 p.m., New York
                     City time, on the expiration date.

--------------------------------------------------------------------------------

                           The Exchange Agent is:
                   American Stock Transfer & Trust Company


By Regular or Certified Mail:             By Overnight Courier:                        By Hand:
  American Stock Transfer &          American Stock Transfer & Trust           American Stock Transfer &
        Trust Company                            Company                             Trust Company
       59 Maiden Lane                        59 Maiden Lane                         59 Maiden Lane
         Plaza Level                           Plaza Level                            Plaza Level
     New York, NY 10038                    New York, NY 10038                     New York, NY 10038


                               By Facsimile:
                   (Eligible Guarantor Institutions Only)
                               (718) 236-2641

                          To Confirm by Telephone
                          or for Information Call:
                               (800) 937-5449

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY
FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A
VALID DELIVERY OF YOUR SHARES OF COMMON STOCK.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF SHARES OF COMMON
STOCK


                                         DESCRIPTION OF COMMON STOCK TENDERED
                      Name and Address
                    of Registered Holder         1                   2                  3

                                                                Aggregate
                                                                Number of
                                                                  Shares           Number of
                                            Certificate             of               Shares
                                             Number(s)         Common Stock        Tendered*






                                           Total:

* Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the shares of Common Stock represented by the certificate(s) listed in column 1. See Instruction 4.

                   BOXES BELOW TO BE CHECKED AS APPLICABLE


|_| Check here if the certificate(s) representing your shares of Common Stock is being tendered with this Letter of Transmittal.


|_| Check here if the certificate(s) representing your shares of Common Stock has been lost, destroyed or stolen and you require assistance in obtaining a new certificate(s).

         Certificate number(s)                       __________________________
         Number of shares represented                __________________________

         You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing number of shares. See Instruction 12.


         By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the Offering Circular, dated October 29, 2002 (the "Offering Circular"), of Fedders Corporation ("Fedders") and this
Letter of Transmittal. The Offering Circular, together with this Letter of Transmittal, constitutes Fedders' offer to exchange (the "Exchange Offer")
0.14 shares of Series A Cumulative Preferred Stock, par value $0.01 per share, of Fedders ("Series A Cumulative Preferred Stock") for each share of Fedders' currently outstanding Common Stock, par value $0.01 per share
(CUSIP No. 313135501) ("Common Stock"). Subject to the terms and conditions of the Exchange Offer, Fedders will issue up to 2,100,000 shares of Series A Cumulative Preferred Stock in exchange for up to 15,000,000 shares of Common Stock, representing approximately 50% of the outstanding number of shares of Common Stock, as of the date of the Offering Circular, to the extent such shares of Common Stock are properly tendered and not withdrawn prior to the expiration of the Exchange Offer. If more than 15,000,000 shares of Common Stock are tendered, Fedders will purchase from each tendering holder of shares of Common Stock a number of shares of Common Stock on a pro rata basis. Fedders will announce any final proration factor within seven business days after the expiration date. No fractional shares of Series A Cumulative Preferred Stock will be issued in the Exchange Offer. Instead, you will be paid cash in lieu of any fractional share to which you would otherwise be entitled. If you hold fewer than 100 shares of Common Stock, and tender all of these shares for exchange, all of your shares will be accepted for exchange without proration if the Exchange Offer is completed. The Exchange Offer is conditioned upon the exchange of at least 5,000,000 shares of Common Stock. Fedders reserves the right to extend or terminate the Exchange Offer, in its sole and absolute discretion, which may be for any or no reason, and to otherwise amend the Exchange Offer in any respect. The Exchange Offer is open to all holders of shares of Common Stock, and is subject to customary conditions. Subject to applicable securities laws and the terms set forth in the Offering Circular, Fedders reserves the right to waive any and all conditions to the Exchange Offer.

         If you decide to tender your shares of Common Stock and Fedders accepts the shares of Common Stock, this will constitute a binding agreement between you and Fedders, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. Unless you comply with the procedures described in the section of the Offering Circular titled "The Exchange Offer - Guaranteed Delivery Procedures," you must do one of the following prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

o tender your shares of Common Stock by sending the certificates representing your shares of Common Stock, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above; or

o if you hold shares of Common Stock in "street name" through your broker, you should follow instructions provided by your broker.

         If you are a holder of shares of Common Stock and wish to tender your shares of Common Stock in the Exchange Offer, but (1) the certificates representing your shares of Common Stock are not immediately available or (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer you may tender the shares of Common Stock by following the procedures described in the section of the Offering Circular titled "The Exchange Offer - Guaranteed Delivery Procedures."

         Only registered holders of the shares of Common Stock - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the shares of Common Stock - are entitled to tender their shares of Common Stock for exchange in the Exchange Offer. If you are a beneficial owner whose shares of Common Stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your shares of Common Stock in the Exchange Offer, you should promptly contact the person in whose name the shares of Common Stock are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates representing your shares of Common Stock, you must either make appropriate arrangements to register ownership of the shares of Common Stock in your name or obtain a properly completed stock power from the person in whose name the shares of Common Stock are registered.

         You must complete this Letter of Transmittal if you are a registered holder of shares of Common Stock - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the shares of Common Stock - and you wish to tender the certificates representing your shares of Common Stock to the Exchange Agent together with this Letter of Transmittal.

         In order to properly complete this Letter of Transmittal, you must:
(1) complete the box titled "Description of Common Stock Tendered" (2) if appropriate, check and complete the boxes relating to guaranteed delivery and the boxes titled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box titled "Sign Here" and (4) complete the box titled "Substitute Form W-9." By completing the box titled "Description of Common Stock Tendered" and signing below, you will have tendered your shares of Common Stock for exchange on the terms and conditions described in the Offering Circular and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.


                                   BOXES BELOW TO BE CHECKED AS APPLICABLE


             SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 1, 5 and 6)                                (See Instructions 1, 5 and 6)

To be completed ONLY if shares of                            To be completed ONLY if shares of
Common Stock not tendered or                                 Common Stock not tendered or exchanged
exchanged or shares of Series A                              or shares of Series A Cumulative
Cumulative Preferred Stock  are to be                        Preferred Stock are to be delivered to
issued in the name of someone other than                     someone other than the registered holder
the registered holder of the shares of                       of the shares of Common Stock whose
Common Stock whose name(s) appear(s)                         name(s) appear(s) below or to the
below.                                                       registered holder at an address other than
                                                             that shown below.

|_|      Series A Cumulative Preferred Stock                 |_|      Series A Cumulative Preferred Stock
         to:                                                          to:
|_|      Common Stock to:                                    |_|      Common Stock to:

Name________________________________                         Name_________________________________
                     (Please Print)                                               (Please Print)

Address_____________________________                         Address______________________________

____________________________________                         _____________________________________
                        (Zip Code)                                                   (Zip Code)

Telephone Number (     )      -                              Telephone Number (    )      -
                 -------------------                                          --------------------

 ___________________________________                          ____________________________________
(Tax Identification or Social Security No.)                  (Tax Identification or Social Security No.)
            (See Instruction 9)                                          (See Instruction 9)


|_| Check here and enclose a photocopy of the Notice of Guaranteed Delivery if tendered shares of Common Stock are being delivered under a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

      Name(s) of Registered Holder(s) ________________________________________

      Window Ticket Number (if any)___________________________________________

      Date of Execution of Notice of Guaranteed Delivery _____________________

      Name of Institution which Guaranteed Delivery __________________________


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, as described in the Offering Circular and this Letter of Transmittal, I hereby tender to Fedders Corporation the number of shares of Common Stock, described above in the box titled "Description of Common Stock Tendered," in exchange for 0.14 shares of Series A Cumulative Preferred Stock per each share of Common Stock tendered for exchange.

         I understand that, subject to the terms and conditions of the Exchange Offer, Fedders will issue shares of Series A Cumulative Preferred Stock in exchange for up to 15,000,000 shares of Common Stock, representing approximately 50% of the outstanding number of shares of Common Stock, to the extent such shares are properly tendered and not withdrawn prior to the expiration of the Exchange Offer. I also understand that, if more than 15,000,000 shares of Common Stock are tendered, Fedders will purchase from each tendering holder of shares of Common Stock a number of shares on a pro rata basis and that Fedders will announce any proration factor within seven business days after the expiration date. No fractional shares of Series A Cumulative Preferred Stock will be issued in the Exchange Offer. Instead, you will be paid cash in lieu of any fractional shares to which you would otherwise be entitled. I also understand that, the Exchange Offer is conditioned upon the exchange of at least 5,000,000 shares of Common Stock. I agree that Fedders reserves the right to extend or terminate the Exchange Offer, in its sole and absolute discretion, which may be for any or no reason, and to otherwise amend the Exchange Offer in any respect. I understand that the Exchange Offer is open to all holders of shares of Common Stock and is subject to customary conditions. I agree that, subject to applicable securities laws and the terms set forth in the Offering Circular, Fedders reserves the right to waive any and all conditions to the Exchange Offer.

         Subject to and effective upon the acceptance for exchange of all or any portion of the shares of Common Stock tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer - including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment - I hereby sell, assign and transfer to, or upon the order of, Fedders all right, title and interest in and to the shares of Common Stock tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact - with full knowledge that the Exchange Agent is also acting as the agent of Fedders in connection with the Exchange Offer - with respect to the tendered shares of Common Stock, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular, to (1) deliver certificates representing the tendered shares of Common Stock to Fedders together with all accompanying evidences of transfer and authenticity to, or upon the order of, Fedders, upon receipt by the Exchange Agent, as my agent, of the shares of Series A Cumulative Preferred Stock to be issued in exchange for the tendered shares of Common Stock, (2) present certificates representing the tendered shares of Common Stock for transfer, and to transfer the tendered shares of Common Stock on the books of Fedders, and (3) receive for the account of Fedders all benefits and otherwise exercise all rights of ownership of the tendered shares of Common Stock, all in accordance with the terms and conditions of the Exchange Offer.

         I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the shares of Common Stock tendered by this Letter of Transmittal and that, when the tendered shares of Common Stock are accepted for exchange, Fedders will acquire good, marketable and unencumbered title to the tendered shares of Common Stock, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered shares of Common Stock are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Fedders or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the shares of Common Stock tendered by this Letter of Transmittal. I have read and I agree to all of the terms of the Exchange Offer.

         The name(s) and address(es) of the registered holder(s) - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the shares of Common Stock - of the shares of Common Stock tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the shares of Common Stock. The certificate number(s) and the shares of Common Stock that I wish to tender are indicated in the appropriate boxes above.

Unless I have otherwise indicated by completing the box titled "Special Issuance Instructions" above, I hereby direct that the shares of Series A Cumulative Preferred Stock be issued in the name(s) of the undersigned. Similarly, unless I have otherwise indicated by completing the box titled "Special Delivery Instructions," I hereby direct that the shares of Series A Cumulative Preferred Stock be delivered to the address shown below my signature.

         If I have (1) tendered any shares of Common Stock that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more shares of Common Stock than I wish to tender, unless I have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any shares of Common Stock that are not tendered or not exchanged should be issued in the name of the undersigned, and delivered to the address shown below my signature, at Fedders' expense, promptly following the expiration or termination of the Exchange Offer.

         I understand that if I decide to tender shares of Common Stock and Fedders accepts the shares of Common Stock for exchange, this will constitute a binding agreement between Fedders and me, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal.

         I also recognize that under certain circumstances described in the section of the Offering Circular titled "The Exchange Offer - Conditions to the Exchange Offer," Fedders may not be required to accept for exchange any shares of Common Stock tendered by this Letter of Transmittal.

         No fractional shares of Series A Cumulative Preferred Stock will be issued in the Exchange Offer. Instead, you will be paid cash in lieu of any fractional share to which you would otherwise be entitled.

         All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Offering Circular, this tender is irrevocable.



                                 SIGN HERE
                       (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
    (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

This Letter of Transmittal must be signed by (1) the registered holder(s) - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the shares of Common Stock - exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the shares of Common Stock tendered or on the register of holders maintained by Fedders, or (2) any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal - including any opinions of counsel, certifications and other information as may be required by Fedders for the shares of Common Stock to comply with the restrictions on transfer, if any, applicable to the shares of Common Stock. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.


_______________________________________________________________________________

_______________________________________________________________________________
               Signature(s) of Existing Common Stock Holder(s


Dated:___________________________________________________________________, 2002

Name(s)________________________________________________________________________

_______________________________________________________________________________
                               (Please Print)

Capacity_______________________________________________________________________

Address________________________________________________________________________

_______________________________________________________________________________
                                 (Zip Code)

Tax Identification or
Social Security No.____________________________________________________________
                                                (See Instruction 9)


Area Code and Telephone No.____________________________________________________

_______________________________________________________________________________
                          Signature(s) Guaranteed
                      (See Instruction 2, if required)

Eligible Guarantor Institution_________________________________________________

Official Signature_____________________________________________________________

Dated:___________________________________________________________________, 2002




           PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

-------------------------------------------------------------------------------
                               Name
                               Address_________________________________________________________________________________

                               ________________________________________________________________________________________
                                                                 (Number and Street)
SUBSTITUTE                     ________________________________________________________________________________________
                               (Zip Code)                                  (City)
FORM W-9                       (State)
Department of the Treasury
Internal Revenue Service       ----------------------------------------------------------------------------------------
                                Part 1(a)--PLEASE PROVIDE YOUR                     TIN_________________________________
Payer's Request for             TIN IN THE BOX AT RIGHT AND
Taxpayer Identification         CERTIFY BY SIGNING AND DATING                   _______________________________________
Number ("TIN")                  BELOW                                                    (Social Security Number
                                                                                   or Employer Identification Number)
                               ----------------------------------------------------------------------------------------
                               Part 1(b)--PLEASE CHECK THE BOX AT RIGHT IF YOU
                               HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF
                               YOUR TIN                                                                             |_|
                               ----------------------------------------------------------------------------------------
                               Part 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE
                               "EXEMPT" HERE (SEE INSTRUCTIONS)

                               ----------------------------------------------------------------------------------------
                               Part 3--CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or
                               (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (Z) I am a U.S. person (including a U.S. resident alien).

                  Sign Here -> SIGNATURE_______________________________________________________________________________

                               DATE____________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------


         Certification of Instructions--You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Payor by the time of payment, 30% of all reportable payments made to me pursuant to this Offer will be withheld.

_____________________________________        __________________________________
              Signature                                Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W- 9 FOR ADDITIONAL DETAILS.


                                INSTRUCTIONS
       Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

         You must complete this Letter of Transmittal if you are a holder of shares of Common Stock - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the shares of Common Stock - and you wish to tender the certificates representing your shares of Common Stock to the Exchange Agent together with this Letter of Transmittal. In order to constitute a valid tender of your shares of Common Stock, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above prior to the expiration of the Exchange Offer: (1) certificates representing the shares of Common Stock, in proper form for transfer, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and (3) all other documents required by this Letter of Transmittal.

         If you are a holder of shares of Common Stock and wish to tender your shares of Common Stock, but (1) the certificates representing your shares Common Stock are not immediately available, (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, you may effect a tender if:
(1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the number of shares of Common Stock you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered shares of Common Stock, in proper form for transfer, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

         The method of delivery of certificates for shares of Common Stock, Letters of Transmittal, and all other required documents is at your election. If you deliver your shares of Common Stock by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. Please send certificates for shares of Common Stock, Letters of Transmittal, or other required documents to the Exchange Agent at one of the addresses listed above. Please do not send these documents to Fedders.

         Fedders will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal waives any right to receive any notice of the acceptance of such tender.

2.        Guarantee of Signatures.

          No signature guarantee on this Letter of Transmittal is required if:
         (a) this Letter of Transmittal is signed by the registered holder - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the shares of Common Stock - of shares of Common Stock tendered with this Letter of Transmittal, unless such holder(s) has completed either the box titled "Special Issuance Instructions" or the box titled "Special Delivery Instructions" above, or

         (b) the shares of Common Stock are tendered for the account of a firm that is an Eligible Guarantor Institution.

         In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

         o Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

         o Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange
                  Act);

         o Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve Act);

         o National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

         o Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

         3.       Inadequate Space.

         If the space provided in the box titled "Description of Common Stock Tendered" is inadequate, the certificate number(s) and/or the number of shares of Common Stock and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4.       Partial Tenders and Withdrawal Rights.

         If you are tendering less than all of the shares of Common Stock evidenced by any certificate you are submitting, please fill in the number of shares of Common Stock which are to be tendered in column 3 ("Number of shares Tendered") of the box titled "Description of Common Stock Tendered." In that case, unless you have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the shares of Common Stock that were evidenced by your old certificate(s) will be sent to the registered holder of the shares of Common Stock, promptly after the expiration of the Exchange Offer. All shares of Common Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided in this Letter of Transmittal, tenders of shares of Common Stock may be withdrawn at any time prior to the expiration of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the shares of Common Stock to be withdrawn, identify the shares of Common Stock to be withdrawn, including the number of shares of Common Stock, and, where certificates representing shares of Common Stock have been transmitted, specify the name in which the shares of Common Stock are registered, if different from that of the withdrawing holder. If certificates representing shares of Common Stock have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. All questions as to the validity, form and eligibility - including time of receipt - of these notices will be determined by Fedders. Any such determination will be final and binding. Any shares of Common Stock so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any shares of Common Stock which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the Exchange Offer. Properly withdrawn shares of Common Stock may be retendered at any time prior to the expiration of the Exchange Offer by following one of the procedures described in the section of the Offering Circular titled "The Exchange Offer - Procedures for Tendering Common Stock."

         5.       Signatures on Letter of Transmittal, Assignments and
Endorsements.

         If this Letter of Transmittal is signed by the registered holder(s) of the shares of Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the shares of Common Stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered shares of Common Stock are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

         When this Letter of Transmittal is signed by the registered holder(s) of shares of Common Stock listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate stock power(s) are required unless shares of Common Stock are to be issued in the name of a person other than the registered holder(s). If the shares of Series A Cumulative Preferred Stock are to be issued in the name of the person other than a registered holder(s), signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Guarantor Institution.

         If a person or persons other than the registered holder(s) of the shares of Common Stock signs the Letter of Transmittal, certificates representing the shares of Common Stock must be endorsed or accompanied by appropriate stock powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates representing shares of Common Stock and also must be accompanied by any opinions of counsel, certifications and other information as Fedders may require in accordance with the restrictions on transfer, if any, applicable to shares of Common Stock. Signatures on certificates or stock powers must be guaranteed by an Eligible Guarantor Institution.

         If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates representing shares of Common Stock or stock powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

        6.       Special Issuance and Delivery Instructions.

         If shares of Series A Cumulative Preferred Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of Series A Cumulative Preferred Stock are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates representing shares of Common Stock not exchanged will be returned by mail. See Instruction 4.

         7.       Irregularities.

         All questions as to the validity, form, eligibility - including time of receipt - and acceptance of shares of Common Stock tendered for exchange will be determined by Fedders in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of shares of Common Stock improperly tendered or to not accept any shares of Common Stock, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any shares of Common Stock either before or after the expiration of the Exchange Offer - including the right to waive the ineligibility of any holder who seeks to tender shares of Common Stock in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular shares of Common Stock either before or after the expiration of the Exchange Offer - including the terms and conditions of the Letter of Transmittal and the accompanying instructions - will be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares of Common Stock for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of shares of Common Stock for exchange, nor will we have any liability for failure to give such notification.

         8.       Questions, Requests for Assistance and Additional Copies.

         Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal or from Georgeson Shareholder Communications, Inc., the Information Agent, at the address and telephone numbers set forth in the Offering Circular. Additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent, the Information Agent, or from your broker, dealer, commercial bank, trust company or other nominee.

         9.       Backup Withholding; Substitute Form W-9.

         Under U.S. federal income tax law, a holder whose tendered shares of Common Stock are accepted for exchange is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the IRS may subject the holder or other payee to a $50 penalty. In addition, cash payments, if any, to such holders or other payees with respect to the shares of Common Stock exchanged in the Exchange Offer may be subject to 30% backup withholding.

         The box in Part 1(b) of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1(b) is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 1(b) is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the shares of Common Stock or of the last transferee appearing on the transfers attached to, or endorsed on, the share certificates of the shares of Common Stock. If the shares of Common Stock are registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders - including, among others, corporations, financial institutions and certain foreign individuals - may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and write "Exempt" in
Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. In order for a foreign person to qualify as an exempt recipient, such individual must submit a properly completed IRS Form W-8BEN signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10.      Waiver of Conditions.

         Fedders' obligation to complete the Exchange Offer is subject to the conditions described in the section of the Offering Circular titled "The Exchange Offer - Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

         11.      No Conditional Tenders.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders of shares of Common Stock, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of shares of Common Stock for exchange.

         12.      Lost, Destroyed or Stolen Certificates.

         If any certificate(s) representing shares of Common Stock have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

         13.      Transfer Taxes.

         You will not be obligated to pay any transfer taxes in connection with the tender of shares of Common Stock in the Exchange Offer unless you instruct us to register shares of Series A Cumulative Preferred Stock in the name of, or request that shares of Common Stock not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no shares of Series A Cumulative Preferred Stock will be issued until such evidence is received by the Exchange Agent.

         IMPORTANT: Unless you comply with the Guaranteed Delivery Procedures described above, this Letter of Transmittal (or a facsimile of this Letter of Transmittal), and all other required documents must be received by the Exchange Agent prior to the expiration of the Exchange Offer.

    Delivery To: American Stock Transfer & Trust Company, Exchange Agent


 By Regular or Certified Mail:           By Overnight Courier:                    By Hand:

American Stock Transfer & Trust     American Stock Transfer & Trust      American Stock Transfer &
            Company                             Company                        Trust Company
         59 Maiden Lane                     59 Maiden Lane                     59 Maiden Lane
          Plaza Level                         Plaza Level                       Plaza Level
       New York, NY 10038                 New York, NY 10038                 New York, NY 10038
 (registered or certified mail
          recommended)                       By Facsimile:
                                   (Eligible Guarantor Institutions
                                                 Only)

                                            (718) 236-2641

                                        To Confirm by Telephone
                                       or for Information Call:

                                            (800) 937-5449


         Delivery of a Letter of Transmittal to an address other than the address listed above or transmission of instructions by facsimile other than as set forth above is not valid delivery of the Letter of Transmittal.